RESEARCH AND DEVELOPMENT EXPENSES, net (Tables)	12 Months Ended
Dec. 31, 2019
RESEARCH AND DEVELOPMENT EXPENSES, net.
Schedule of research and development expenses, net

	Year Ended December 31,
	2019	2018	2017
	U.S. dollars in thousands
Payroll and related expenses	623	552	653
Professional services	2,345	2,297	2,218
Share-based payments	671	872	793
Clinical and pre-clinical trials	12,840	20,373	27,940
Intellectual property development	317	290	401
Other	623	478	964
	17,419	24,862	32,969